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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
Darden Restaurants, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 15, 2001

Dear Shareholders:

      On behalf of your Board of Directors, it is my pleasure to invite you to attend the 2001 Annual Meeting of Shareholders of Darden Restaurants, Inc. The meeting will be held on Thursday, September 20, 2001, at 11:30 a.m., Eastern Daylight Savings Time, at the Hyatt Regency Hotel, Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32837. All holders of the Company's outstanding common shares as of the close of business on July 23, 2001, are entitled to vote at the meeting.

      At this year's meeting, you will be asked to elect a full board of twelve directors and ratify the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2002. The enclosed notice of meeting and proxy statement contain details about the business to be conducted at the meeting. Please read these documents carefully. We also will set aside time at the meeting for discussion of each item of business, and we will provide you with the opportunity to ask questions. If you will need special assistance at the meeting because of a disability, please contact Paula J. Shives, Secretary, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809.

      It is important that your shares be represented at the meeting, whether or not you plan to attend personally. We urge you to promptly mark, sign, date and return the enclosed proxy card, or vote by the Internet or telephone by following the instructions on the card. The proxy statement provides further information about the meeting and your voting options.

      Your vote is important. Thank you for your support.

                      Sincerely,

                      Joe R. Lee
                       Chairman of the Board of Directors and
                      Chief Executive Officer

DARDEN RESTAURANTS, INC.
5900 Lake Ellenor Drive
Orlando, Florida 32809

NOTICE OF
2001 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE OF MEETING:	11:30 a.m., Eastern Daylight Savings Time, on Thursday, September 20, 2001
PLACE:	Hyatt Regency Hotel, Orlando International Airport 9300 Airport Boulevard Orlando, Florida 32837
ITEMS OF BUSINESS:	• To elect a full board of twelve directors to serve until the next annual meeting of shareholders;
• To ratify the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2002; and
• To transact such other business, if any, as may properly come before the meeting and any adjournment thereof.
WHO CAN VOTE / RECORD DATE:	You can vote at the meeting and any adjournment if you were a common shareholder of record at the close of business on July 23, 2001.
ANNUAL REPORT:	A copy of our 2001 Annual Report is enclosed.
DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about August 15, 2001.

                      By Order of the Board of Directors

                      Paula J. Shives
                       Senior Vice President,
                      General Counsel and Secretary

August 15, 2001

DARDEN RESTAURANTS, INC.
5900 Lake Ellenor Drive
Orlando, Florida 32809

PROXY STATEMENT
For Annual Meeting of Shareholders to be held on
September 20, 2001

ABOUT THE MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Darden Restaurants, Inc. is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders. This proxy statement summarizes information concerning the director nominees and provides information that will help you make an informed vote at the meeting. This proxy statement and the accompanying proxy card were first mailed to shareholders on or about August 15, 2001.

WHERE AND WHEN IS THE ANNUAL MEETING?

The annual meeting will be held on Thursday, September 20, 2001, at 11:30 a.m., EDST, at the Hyatt Regency Hotel, Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32837.

WHAT AM I VOTING ON?

At the annual meeting, you will be voting:

  •
  To elect the full Board of twelve directors to serve until the next annual meeting of shareholders;
  •
  To ratify the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2002; and
  •
  To consider such other business, if any, as may properly come before the meeting and any adjournment thereof.

HOW DO YOU RECOMMEND THAT I VOTE ON THESE ITEMS?

The Board of Directors recommends a vote FOR each of the nominees to the Board and FOR ratification of the Board's appointment of KPMG LLP as our independent auditors for fiscal 2002.

WHO IS ENTITLED TO VOTE?

You may vote if you owned common shares of the Company as of the close of business on Monday, July 23, 2001, the record date for the annual meeting.

HOW MANY VOTES DO I HAVE?

You are entitled to one vote for each common share you own. As of the close of business on July 23, 2001, we had 117,652,154 common shares outstanding. The common shares held in our treasury are not considered outstanding and will not be voted or considered present at the meeting.

HOW DO I VOTE BY PROXY BEFORE THE MEETING?

Before the meeting, you may vote your shares in the following three ways:

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  Through the Internet, which we encourage you to do if you have Internet access, at the address shown on your proxy card;
  •
  By telephone at the number shown on your proxy card; or
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  By mail by completing, signing and returning the enclosed proxy card.

Please use only one of the three ways to vote.

Please follow the directions on your proxy card carefully. If you hold shares in the name of a broker, your ability to vote those shares by telephone or the Internet depends on the voting procedures used by your broker, as explained below under the question "How Do I Vote if My Broker Holds My Shares in Street Name?" The Florida Business Corporation Act provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the telephone and Internet voting procedures available to shareholders are valid and consistent with the requirements of applicable law.

MAY I VOTE AT THE MEETING?

Yes. You may vote your shares at the meeting if you attend in person, even if you previously submitted a proxy card. Whether or not you plan to attend the meeting, however, we encourage you to vote your shares by proxy before the meeting. You may vote by proxy through the Internet, by telephone or by mail.

MAY I CHANGE MY MIND AFTER I VOTE?

Yes. You may change your vote or revoke your proxy at any time before the polls close at the meeting. You may change your vote by:

  •
  signing another proxy card with a later date and returning it to us prior to the meeting,
  •
  voting again by telephone or over the Internet prior to the meeting, or
  •
  voting again at the meeting.

You also may revoke your proxy without submitting any new vote by sending a written notice that you are withdrawing your vote to the Secretary of the Company at the address listed above prior to the meeting.

WHAT IF I RETURN MY PROXY CARD OR VOTE BY INTERNET OR PHONE BUT DO NOT SPECIFY HOW I WANT TO VOTE?

If you sign and return your proxy card or complete the Internet or telephone voting procedures but do not specify how you want to vote your shares, we will vote them:

  •
  FOR the election of each of the nominee directors, and
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  FOR approval of the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2002.

If you participate in the Darden Savings Plan and do not submit timely voting instructions, the trustee of the plan will vote the shares in your plan account in the same proportion that it votes shares in other accounts for which it did receive timely voting instructions, as explained below under the question "How Do I Vote if I Participate in the Darden Savings Plan?"

HOW DO I VOTE IF I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN OR EMPLOYEE STOCK PURCHASE PLAN?

If you hold shares in the Darden Direct Advantage Investment Program (DRIP) or Employee Stock Purchase Plan (ESPP), they have been added to your other holdings on your proxy card. You may vote these shares along with the rest of your shares through the Internet, by telephone or by mail, all as described on the enclosed proxy card.

HOW DO I VOTE IF I PARTICIPATE IN THE DARDEN SAVINGS PLAN?

If you hold shares in the Darden Savings Plan, which includes shares held in the 401(k) plan, the Employee Stock Ownership Plan and after-tax accounts, these shares have been added to your other holdings on your proxy card. The proxy serves as voting instructions to the trustee of the Savings Plan. You may direct the trustee how to vote your Savings Plan shares by voting those shares, along with the rest of your shares, by Internet, telephone or mail, all as described on the enclosed proxy card. If you do not instruct the trustee how to vote, your Savings Plan shares will be voted by the trustee in the same proportion that it votes shares in other Savings

Plan accounts for which it did receive timely voting instructions.

IF I OWN SHARES IN MY OWN NAME AND NOT THROUGH A COMPANY PLAN, WILL THEY ALSO APPEAR ON MY PROXY CARD?

Yes. If you own shares in your own name and not through a broker, they have been added to your other holdings on your proxy card. Your proxy card includes both shares held in your own name and shares credited to your various plan accounts.

HOW DO I VOTE IF MY BROKER HOLDS MY SHARES IN "STREET NAME"?

If your shares are held in a brokerage account in the name of your bank or broker (this is called "street name"), they are not included in the total number of shares listed as owned by you on the enclosed proxy card. Instead, your bank or broker will send you directions how to vote those shares. Many (but not all) brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts with your brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. You may contact our transfer agent, First Union National Bank, at 1-800-829-8432.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are held in the name of a brokerage firm, your shares may be voted even if you do not provide the brokerage firm with voting instructions. Under the rules of the New York Stock Exchange, on certain "routine" matters, brokerage firms have the authority to vote shares for which their customers do not provide voting instructions. The election of directors and the proposal to ratify the Board's appointment of KPMG LLP as our independent auditors are considered routine matters for this purpose. If your shares are held in the Darden Savings Plan and you do not vote those shares, the trustee of the plan will vote your shares as described above under the question "How Do I Vote if I Participate in the Darden Savings Plan?"

WHO MAY ATTEND THE MEETING?

The annual meeting is open to all holders of our common shares. To attend the meeting, you will need to register upon arrival. We also may check for your name on our shareholders' list and ask you to produce valid identification. If your shares are in the name of your broker or bank, you will need to bring your most recent brokerage account statement or other evidence of your share ownership. If we cannot verify that you own Company shares, you may not be admitted to the meeting.

MAY SHAREHOLDERS ASK QUESTIONS AT THE MEETING?

Yes. Representatives of the Company will answer shareholders' questions of general interest at the end of the meeting. In order to give a greater number of shareholders an opportunity to ask questions, we may impose certain procedural requirements, such as limiting repetitive or follow-up questions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct our meeting, a majority of our outstanding common shares as of

July 23, 2001, must be present in person or by proxy at the meeting. This is called a quorum. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. Abstentions and "broker non-votes" (as explained below under the question "What Is a Broker Non-Vote?") also will be counted for purposes of establishing a quorum.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

The twelve nominees receiving the highest number of "FOR" votes will be elected as directors. This number is called a plurality. Consequently, shares not voted, whether by marking your proxy card to withhold authority for all or some nominees, or by not completing and returning your proxy card, will have no impact on the election of directors. Unless you submit a properly executed proxy card or use Internet or telephone prompts to indicate "WITHHOLD AUTHORITY" or "FOR all nominees EXCEPT," the proxy given will be voted "FOR" each of the nominees for director.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS?

In order to be approved, this proposal must receive the "FOR" vote of a majority of the shares present and voting at the meeting, including those voted by proxy card, phone and Internet. If you submit a properly executed proxy card or use Internet or telephone prompts to indicate "ABSTAIN" with respect to this proposal, your vote will not be counted. Accordingly, abstentions will have the effect of a vote "AGAINST" this proposal.

WHAT IS A "BROKER NON-VOTE"?

If you own shares through a bank or broker in street name, you may instruct your bank or brokerage firm how to vote your shares. A "broker non-vote" occurs when the bank or brokerage firm does not vote your shares on a particular proposal because the proposal is not a routine matter under the New York Stock Exchange rules and you have not provided your broker with voting instructions. A broker non-vote will have no effect on the proposal to elect directors, because directors are elected based on the actual number of votes cast. A broker non-vote will be considered a vote "AGAINST" the proposal to ratify the appointment of our independent auditors, because that proposal must be adopted by a majority of the shares present and voting at the meeting.

HOW WILL VOTING ON "ANY OTHER BUSINESS" BE CONDUCTED?

We have not received proper notice of, and are not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

Our Board of Directors is making this solicitation of proxies on behalf of the Company. We will pay the costs of the solicitation, including the costs for preparing, printing and mailing this proxy statement. We have hired Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies. It may do so by telephone, in person or by other electronic communications. We anticipate paying Georgeson a fee of $8,500, plus expenses, for these services. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and regular employees may supplement Georgeson's proxy solicitation efforts by contacting you by telephone or electronic communication or in person. We will not pay directors, officers or other regular employees any additional compensation for their proxy solicitation efforts.

HOW CAN I FIND THE VOTING RESULTS OF THE MEETING?

We expect to provide a general summary of the voting results shortly after the meeting on our website at www.dardenusa.com. We also will include the detailed voting results in our Quarterly Report on Form 10-Q for the quarter ended November 25, 2001, which we expect to file with the Securities and Exchange Commission (SEC) in January 2002.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR, OR NOMINATE A DIRECTOR FOR ELECTION AT, NEXT YEAR'S ANNUAL MEETING?

If you wish to submit a proposal to be included in our proxy statement for our 2002 Annual Meeting of Shareholders, we must receive it at our principal office on or before April 17, 2002. Please address your proposal to: Secretary,

Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809. We will not be required to include in our proxy statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our bylaws.

If you miss the deadline for including a proposal in our printed proxy statement, or would like to nominate a director or bring other business before the 2002 annual meeting, under our current bylaws (which are subject to amendment at any time), you must:

  •
  notify the Secretary of the Company in writing not less than 90 days prior to the meeting, provided we have given at least 90 days' prior notice or public disclosure of the date of the meeting, and if 90 days' prior notice or public disclosure is not given, your notice to the Secretary must be received no later than the close of business on the tenth day following the day on which we actually mail the notice or otherwise provide public disclosure of the meeting date; and
  •
  include in your notice the specific information required by our bylaws.

If you would like to review our bylaws, we will send you a copy without charge. Please request a copy by writing to the Secretary of the Company at the address shown above.

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES
(Item 1 on Proxy Card)

WHAT IS THE MAKEUP OF THE BOARD OF DIRECTORS AND HOW OFTEN ARE DIRECTORS ELECTED?

Our Board of Directors currently has thirteen members. Each director stands for election every year.

ARE ANY DIRECTORS NOT STANDING FOR RE-ELECTION?

Yes. Daniel B. Burke and Hector de J. Ruiz will complete their Board service prior to this year's annual meeting and are not standing for re-election. The Board has nominated Leonard L. Berry to fill one of these vacancies and has reduced the size of the Board to twelve effective at the time of the annual meeting. Proxies for this annual meeting cannot be voted for more than twelve directors. In the future, the Board may increase the size of the Board and appoint or nominate for election new directors.

WHO ARE THIS YEAR'S NOMINEES?

The following directors are standing for election this year to hold office until the 2002 Annual Meeting of Shareholders and until the director's successor is elected. All of the nominees except Mr. Berry have previously served on the Board.

LEONARD L. BERRY, 58

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Distinguished Professor of Marketing and M.B. Zale Chair in Retailing and Marketing Leadership, Lowry Mays College of Business, Texas A&M University, since 1982.
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Member of the Board of Directors of:
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Genesco, Inc.
•
Lowe's Companies, Inc.

BRADLEY D. BLUM, 47, Director since 1997

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Executive Vice President of the Company since September 1997 and President of Olive Garden® since December 1994.
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Senior Vice President of the Company (1995-1997).
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Joined the Company as Senior Vice President of Marketing for Olive Garden in 1994.
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Previously held various positions during a 16-year career with General Mills, Inc., a manufacturer and marketer of consumer food products and the Company's former parent.

ODIE C. DONALD, 51, Director since 1998

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Consultant to (since July 2001) and former President of (from April 2000 to July 2001) DIRECTV, Inc., a direct broadcast satellite television service and a unit of Hughes Electronics Corporation.
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Chief Executive Officer of Cable & Wireless Plc, a communications company serving the Caribbean and Atlantic Islands (1999-2000).
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Retired after a 25-year career with BellSouth Corporation, during which time he held various positions, including:
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Group President – Customer Operations for BellSouth Telecommunications, Inc., a provider of tariffed wireline telecommunications services and a wholly owned subsidiary of BellSouth Corporation (1998-1999).
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President of Bellsouth Mobility, a cellular communications company (1992-1998).

JULIUS ERVING, II, 51, Director since 1998

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Vice President of RDV Sports, and Executive Vice President of its division, the Orlando Magic, a professional NBA basketball team, since 1997.
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President of the Erving Group, Inc., which handles Mr. Erving's various product endorsements and promotions, since 1979.
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Member of the Board of Directors of:
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Converse, Inc.
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Saks Incorporated
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The Sports Authority, Inc.
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Williams Communications Group, Inc.

JOE R. LEE, 60, Director since 1995

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Chief Executive Officer of the Company since December 1994 and Chairman of the Board of the Company since April 1995.
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Joined Red Lobster® in 1967 as a member of its opening management team and became its President in 1975.
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From 1970 to 1995, held various positions with General Mills, Inc., a manufacturer and marketer of consumer food products and the Company's former parent, including Vice Chairman, with responsibility for various consumer foods businesses and corporate staff functions, and Executive Vice President, Finance and International Restaurants.
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Member of the Board of Directors of:
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Tupperware Corporation

SENATOR CONNIE MACK, III, 60, Director since March 2001

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Senior Policy Advisor for Shaw, Pittman, Potts & Trowbridge, a Washington, D.C. law firm, since February 2001.
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United States Senator (R-Florida) (1988-2000).
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United States Congressman (R-Florida) (1982-1988).
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Member of the Board of Directors of:
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EXACT Sciences Corporation
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Genzyme Corporation
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LNR Property Corporation
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Mutual of America Life Insurance Company

RICHARD E. RIVERA, 54, Director since 1997

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Executive Vice President of the Company and President of Red Lobster since December 1997.
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President and Chief Executive Officer of Chart House Restaurants, Inc. (July-December 1997).
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President and Chief Executive Officer of RARE Hospitality International, Inc., owner of LongHorn Steakhouse restaurants (1994-1997).
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President and Chief Executive Officer of TGI Friday's, Inc. (1988-1994).
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Began career with Steak & Ale Restaurants of America and has held various leadership positions in the industry over the last 25 years, including as a Director of the National Restaurant Association.
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Member of the Board of Directors of:
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Mexican Restaurants, Inc., formerly known as Casa Ole Restaurants.

MICHAEL D. ROSE, 59, Director since 1995

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Chairman of Gaylord Entertainment Company, a diversified entertainment company, since April 2001.
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Private investor and Chairman of Midaro Investments, Inc., a privately held investment firm (1998-2001).
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Chairman of the Board of Promus Hotel Corporation, a franchiser and operator of hotel brands (1995-1997).
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Chairman of the Board of Harrah's Entertainment, Inc., a casino operator (1995-1996).
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Chairman (1990-1995) and Chief Executive Officer (1990-1994) of The Promus Companies, Incorporated, a hotel operator.
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Member of the Board of Directors of:
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Felcor Lodging Trust, Inc.
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First Tennessee National Corp.
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Gaylord Entertainment Company
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SteinMart, Inc.

MARIA A. SASTRE, 45, Director since 1998

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Vice President, Total Guest Satisfaction Services for Royal Caribbean International, a unit of Royal Caribbean Cruises, Ltd., a global cruise line company, since 2000.
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Vice President for Latin America and Miami (1995-1999) and Director of International Sales and Marketing for Asia, Europe and Latin America (1994-1995) for United Air Lines, Inc., a commercial air transportation company.

JACK A. SMITH, 66, Director since 1995

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Retired Chairman (1994-1999) and Chief Executive Officer (1987-1998) of The Sports Authority, Inc., a national sporting goods chain, which he founded in 1987.
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Prior to founding The Sports Authority, held various executive management positions with major national retailers, including Herman's Sporting Goods (Chief Operating Officer), Sears, Roebuck and Co. and Montgomery Ward & Co.
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Member of the Board of Directors of:
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Whitehall Jewelers, Inc.

BLAINE SWEATT, III, 53, Director since 1995

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President, New Business Development of the Company since September 1996 and Executive Vice President of the Company since April 1995.
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Joined Red Lobster in 1976 and named Director of New Restaurant Concept Development in 1981.
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From 1976 to 1995, held various positions with General Mills, Inc., a manufacturer and marketer of consumer food products and the Company's former parent.
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Led teams that developed Olive Garden, Bahama Breeze® and Smokey Bones® BBQ Sports Bar concepts, among others.

RITA P. WILSON, 55, Director since 2000

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Retired President (1999-2000) of Allstate Indemnity Company, an insurance provider and a subsidiary of Allstate Insurance Company.
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Senior Vice President – Corporate Relations of Allstate Insurance Company, an insurance provider (1990-1999).

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO SERVE?

Each of the nominees has consented to being named in this proxy statement and to serve as a director if elected. If a nominee is not able to serve, proxies will be voted for a substitute nominated by the Board of Directors. However, we do not expect this to occur.

HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?

The Board recommends a vote FOR the election of each of the nominees listed above. The shares represented by proxy will be voted FOR the election of these nominees unless you specify otherwise.

APPROVAL OF AUDITORS
(Item 2 on Proxy Card)

The Board of Directors has appointed KPMG LLP as our independent auditors for the fiscal year ending May 26, 2002. KPMG LLP has served as our independent auditors since 1995. Shareholder approval for the appointment of our auditors is not required, but the Board is submitting the selection of KPMG LLP for ratification in order to obtain the views of the shareholders. If the appointment is not ratified, the Board will reconsider its selection. Representatives of KPMG LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement and answer appropriate shareholder questions. Shareholders may submit questions concerning our financial statements either orally at the annual meeting or in writing before the annual meeting.

HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?

The Board recommends a vote FOR the ratification of the Board's appointment of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2002.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

HOW OFTEN DID THE BOARD MEET IN FISCAL 2001?

During the fiscal year ended May 27, 2001, the Board of Directors met or took action four times and the various committees of the Board met or took action a total of eleven times. For the period of his or her Board service in fiscal 2001, each incumbent director attended at least 75% of the meetings of the Board and of the committees on which the director served, except for Hector de J. Ruiz and Julius Erving, II.

WHAT ARE THE COMMITTEES OF THE BOARD?

Our Board has six committees:

    Executive Committee.  The Executive Committee consists of seven directors: Mr. Burke, Mr. Erving, Mr. Lee (Chair), Mr. Rose, Mr. Ruiz, Ms. Sastre and Mr. Smith. The Executive Committee did not meet in fiscal 2001. Pursuant to the Company's bylaws, the Executive Committee has the authority to take all actions that could be taken by the full Board of Directors. The Committee may meet between regularly scheduled Board meetings to take such action as is necessary for the efficient operation of the Company.

    Audit Committee.  The Audit Committee consists of six non-employee directors: Mr. Burke, Mr. Erving, Senator Mack, Mr. Ruiz, Mr. Smith (Chair) and Ms. Wilson. The Audit Committee met five times during fiscal 2001. The Audit Committee met again on June 20, 2001, to determine, among other matters, the recommendation to the Board of Directors regarding the appointment of an independent auditor for shareholder vote at the annual meeting. The Audit Committee also met on July 16, 2001, to review our audited consolidated financial statements for fiscal 2001. The Audit Committee meets separately with representatives of our independent auditors and with representatives of senior management and the internal auditors. The Audit Committee:

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  makes recommendations to the Board regarding the selection of our independent auditors;
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  reviews the general scope of audit coverages and the fees charged by the independent auditors;
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  receives and accepts the report of the independent auditors;
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  oversees matters relating to internal systems of accounting and management control; and
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  reviews the value of intangibles to be carried on our financial statements, and the expenses of senior executives.

The Audit Committee Report appears elsewhere in this proxy statement.

    Compensation Committee.  The Board's Compensation Committee consists of six non-employee directors: Mr. Burke, Mr. Donald, Mr. Rose (Chair), Ms. Sastre, Mr. Smith and Ms. Wilson. The Compensation Committee met three times during fiscal 2001. The Compensation Committee:

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  administers the stock option and incentive plans of the Company, and makes or reviews all option grants or awards under these plans;
  •
  makes recommendations to the Board with respect to the compensation of the Chief Executive Officer and other senior management serving on the Board;
  •
  reviews the compensation paid to other corporate officers; and
  •
  recommends the establishment of policies dealing with various compensation and employee benefit plans for the Company.

The Compensation Committee Report on executive compensation appears elsewhere in this proxy statement.

    Finance Committee.  The Board's Finance Committee consists of five non-employee directors: Mr. Donald, Mr. Rose, Mr. Ruiz, Ms. Sastre (Chair) and Ms. Wilson. The Finance

Committee met twice during fiscal 2001. The Finance Committee:

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  oversees public offerings of debt and equity securities;
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  reviews major borrowing commitments; and
  •
  reviews and makes recommendations regarding other significant financial transactions, including the dividend policy of the Company.

    Nominating and Governance Committee.  The Nominating and Governance Committee consists of six non-employee directors: Mr. Burke (Chair), Mr. Donald, Mr. Erving, Senator Mack, Mr. Rose and Ms. Sastre. The Nominating and Governance Committee met twice during fiscal 2001. The Nominating and Governance Committee:

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  reviews policies and procedures of the Board of Directors;
  •
  proposes a slate of directors for election by the shareholders at each annual meeting;
  •
  proposes candidates to fill vacancies on the Board; and
  •
  conducts research to identify suitable candidates for Board membership, seeking individuals who will make a substantial contribution to the Company.

The Nominating and Governance Committee will consider candidates recommended by shareholders. If you wish to nominate a candidate, please forward the candidate's name and a detailed description of the candidate's qualifications to: Secretary, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809. A shareholder wishing to nominate a candidate must also comply with the procedures described above under the question "How Do I Submit a Shareholder Proposal For, or Nominate a Director for Election at, Next Year's Annual Meeting?"

    Public Responsibility Committee.  The Public Responsibility Committee consists of five non-employee directors: Mr. Donald (Chair), Mr. Erving, Senator Mack, Mr. Ruiz and Mr. Smith. The Public Responsibility Committee met once during fiscal 2001. The duties of the Public Responsibility Committee are to review and make recommendations regarding the Company's policies, programs and practices to assure that they are consistent with social and legal obligations to employees, consumers and society.

HOW ARE DIRECTORS COMPENSATED?

Directors who also are employees of the Company do not receive additional compensation for serving on the Board of Directors.

Each non-employee director receives an annual retainer of $15,000 plus $1,000 for each Board meeting attended, and $700 for each committee meeting attended or $1,000 for each committee meeting chaired. The non-employee directors' remuneration is due and paid quarterly, unless the director elects deferral of the payment. Each year, under the Company's Compensation Plan for Non-Employee Directors, the non-employee directors may elect to receive all or a portion of their cash remuneration:

  •
  in cash payments;
  •
  in cash payments deferred for any number of years through the completion of Board service, with such amounts earning interest;
  •
  in common shares having a market value equal to the remuneration due; or
  •
  in a combination of the foregoing alternatives.

A total of 50,000 common shares is authorized for issuance under our Compensation Plan for Non-Employee Directors.

In addition to cash remuneration, under our Stock Plan for Directors, each non-employee director receives 3,000 restricted common shares annually upon election or re-election to the Board. The restrictions on these shares lapse on the next year's annual meeting date. Alternatively, at the direction of each director, the delivery of these shares will be deferred until a subsequent annual meeting date or until completion of the director's Board service. The equivalent of 1,000 shares of the annual restricted stock award may be taken in cash.

Each non-employee director also receives a one-time stock option grant for 12,500 common shares upon initial election to the Board and is granted an option to purchase 3,000 common shares upon re-election to the Board at each annual meeting of shareholders. In addition, each director may choose to receive options determined to be of equal value to the cash compensation for directors' fees. All such options have an exercise price equal to the fair market value of the common shares on the date of grant. They have a term of ten years and are exercisable after one year, except that options received in lieu of directors' fees are exercisable after six months and the one-time initial grants are exercisable after three years. A total of 250,000 common shares are authorized for issuance under our Stock Plan for Directors.

The Company also pays the premiums on directors' and officers' liability and business travel accident insurance policies covering the directors.

SHARE OWNERSHIP

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

      Except as indicated in the footnotes below, this table shows all persons that we know to beneficially own more than 5% of our outstanding common shares as of the end of our fiscal year on May 27, 2001. As indicated in the footnotes, we have based this information on reports filed by these persons with us and with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class (3)
Darden Savings Plan c/o American Express Retirement Services 733 Marquette Avenue Minneapolis, Minnesota 55402	10,284,828 (4)	8.76%
Barclays Global Investors, N.A. 45 Freemont Street San Francisco, California 94105-2228	8,865,956 (5)	7.56%

(1)
"Beneficial ownership" is a technical term defined under the Securities Exchange Act of 1934 to mean more than ownership in the usual sense. Under applicable rules, you beneficially own our common shares not only if you hold them directly, but also if you indirectly (such as through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote them, or sell them, or to acquire them within 60 days.

(2)
Several beneficial owners are not listed in this table because they no longer beneficially own more than 5% of our outstanding common shares. On January 29, 2001, The Prudential Insurance Company of America filed a Schedule 13G/A with the SEC reporting the beneficial ownership of an aggregate of 11,191,242 shares. On February 14, 2001, Jennison Associates L.L.C., which is indirectly controlled by Prudential, filed a Schedule 13G with the SEC to report the beneficial ownership of 10,193,000 shares, but noted among other things that it does not file jointly with Prudential, and that shares reported on the Jennison Schedule 13G may also be reported on the Prudential 13G. On May 9, 2001, Prudential filed a Form 13F-HR with the SEC reporting that it had investment discretion with respect to only 915,827 of our shares as of March 31, 2001, which was substantially below 5% of our outstanding shares. On May 15, 2001, Jennison likewise filed a Form 13F-HR with the SEC reporting that it had investment discretion with respect to 5,692,800 of our shares as of March 31, 2001, which was less than 5% of our outstanding shares. In July 2001, we confirmed with Prudential and Jennison that the figures reported in the Form 13Fs were correct, and that neither company still beneficially owned in excess of 5% of our outstanding shares. These companies therefore are not reported in the table above. Finally, based on a Schedule 13G/A filed with the SEC on June 11, 2001, by FMR Corp., as of May 31, 2001, FMR no longer beneficially owned more than 5% of our outstanding common shares.

(3)
The figure reported is a percentage of the total of 117,379,596 common shares outstanding on May 27, 2001.

(4)
The common shares owned by the Darden Savings Plan are held in trust for the benefit of participants in the plan, for which American Express Retirement Services is trustee, subject to the direction of the plan's Administrative Committee. Participants are entitled to instruct the plan trustee how to vote all Company common shares allocated to their accounts (a total of 3,530,872 common shares as of May 27, 2001). All common shares allocated to participants for whom no voting instructions are received, and all unallocated common shares held by the plan (6,753,956 common shares as of May 27, 2001), will be voted by the trustee in the same proportion as it votes shares for which it did receive voting instructions.

(5)
Based on a Schedule 13G dated August 10, 2001, as of July 31, 2001, this person beneficially owned an aggregate of 8,865,956 shares, either directly or through its affiliates or subsidiaries. Such entities had sole power to vote 8,148,136 shares and sole dispositive power over all 8,865,956 shares.

SECURITY OWNERSHIP OF MANAGEMENT

This table shows the beneficial ownership of our common shares, and the information concerning restricted stock units and phantom stock units, as of the end of our fiscal year on May 27, 2001, by our directors, director nominees, executive officers named in the Summary Compensation Table below, and all of our directors and executive officers as a group. Under applicable SEC rules, the definition of beneficial ownership for purposes of this table includes shares over which a person has sole or shared voting power, or sole or shared power to invest or dispose of the shares, whether or not a person has any economic interest in the shares, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days of May 27, 2001. Except as otherwise indicated, a person has sole voting and investment power with respect to the common shares beneficially owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Shares (1)		Restricted Stock Units and Phantom Stock Units (2)	Common Shares Beneficially Owned as Percent of Common Shares Outstanding (3)
Leonard L. Berry	1,000		–	*
Bradley D. Blum	608,708	(4)	–	*
Daniel B. Burke	50,225		9,067	*
Odie C. Donald	23,446		9,067	*
Julius Erving, II	6,000		6,045	*
Joe R. Lee	2,245,911	(5)	–	1.89%
Senator Connie Mack, III	2,000	(6)	189	*
Clarence Otis, Jr.	121,514		–	*
Richard E. Rivera	516,414		–	*
Michael D. Rose	52,177		10,536	*
Hector de J. Ruiz	14,033		–	*
Maria A. Sastre	16,490		2,006	*
Jack A. Smith	37,250		10,536	*
Blaine Sweatt, III	718,191		–	*
Rita P. Wilson	–		4,017	*
All directors and executive officers as a group (23 persons)	5,580,697	(7)	55,678	4.60%

*
Less than 1%.

(1)
Includes common shares subject to options exercisable within 60 days of May 27, 2001, as follows: Mr. Blum, 405,333 shares; Mr. Burke, 30,657 shares; Mr. Donald, 20,446 shares; Mr. Erving, 3,000 shares; Mr. Lee, 1,609,482 shares; Mr. Otis, 64,608 shares; Mr. Rivera, 384,583 shares; Mr. Rose, 37,223 shares; Mr. Ruiz, 3,000 shares; Ms. Sastre, 11,774 shares; Mr. Smith, 18,500 shares; Mr. Sweatt, 519,462 shares; and all directors and executive officers as a group, 3,974,061 shares.

  Includes common shares held by the trustee of the Darden Savings Plan in the Company stock fund for the accounts of our executive officers with respect to which those officers have sole voting power and sole investment power, as follows: all directors and executive officers as a group, 78 shares. For further information about the voting and investment power of shares held in the plan, see footnote 4 to the table under the heading "Security Ownership of Principal Shareholders."

  Includes restricted stock awarded under our Management and Professional Incentive Plan and Stock Plan for Directors as of May 27, 2001, and the fiscal 2001 restricted stock awarded June 20, 2001, with respect to which these officers have sole voting power but no investment power, as follows: Mr. Blum, 76,029 shares; Mr. Erving, 3,000 shares; Mr. Lee, 79,463 shares; Senator Mack, 2,000 shares; Mr. Otis, 33,239 shares; Mr. Rivera, 63,143 shares; Mr. Ruiz, 3,000 shares; Mr. Smith, 3,000 shares; Mr. Sweatt, 54,942 shares; and all directors and executive officers as a group, 469,158 shares.

  Includes common shares held by the trustee of our Employee Stock Ownership Plan for the account of our executive officers, with respect to which these officers have sole voting power and no investment power, as follows: Mr. Lee, 964 shares; Mr. Sweatt, 1,430 shares; and all directors and executive officers as a group, 9,577 shares.

(2)
Includes phantom stock units allocated to the Company stock fund under our Non-Employee Directors' Deferred Compensation Plan for the account of our non-employee directors as follows: Mr. Burke, 67 units; Mr. Donald, 67 units; Mr. Erving, 45 units; Senator Mack, 189 units; Mr. Rose, 1,345 units; Ms. Sastre, 6 units; Mr. Smith, 10,536 units; Ms. Wilson, 17 units; and all directors and executive officers as a group, 12,272 units.

  Includes phantom stock units allocated to the Company stock fund under our FlexComp Plan, as follows: all directors and executive officers as a group, 4,406 units.

  Includes restricted stock units awarded under the Stock Plan for Directors, as follows: Mr. Burke, 9,000 units; Mr. Donald, 9,000 units; Mr. Erving, 6,000 units; Mr. Rose, 9,000 units; Ms. Sastre, 2,000 units; Ms. Wilson, 4,000 units; and all directors and executive officers as a group, 39,000 units.

(3)
For any individual or group, the percentages are calculated by dividing (i) the number of shares beneficially owned by that individual or group, which includes shares underlying options exercisable within 60 days, by (ii) the sum of (a) the number of shares outstanding on May 27, 2001 (117,379,596 shares), plus (b) the number of shares underlying options exercisable within 60 days held by just that individual or group. This calculation does not include phantom stock units or restricted stock units.

(4)
Includes 200 shares held in a trust for a family member.

(5)
Includes 800 shares owned by Mr. Lee's wife.

(6)
Popularly known as Connie Mack, III, Senator Mack files Section 16 reports, including Form 4 Statements of Changes of Beneficial Ownership of Securities, under his legal name of Cornelius McGillicuddy, III.

(7)
Includes 25 shares held by one executive officer for a minor child.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

This table shows the cash compensation and certain other components of compensation for the last three fiscal years for our Chief Executive Officer and the four other most highly compensated executive officers for the fiscal year ended May 27, 2001.

		Annual Compensation			Long-Term Compensation
					Awards			Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Restricted Stock Awards ($)(2)(3)(4)		Securities Underlying Options (#)	LTIP Payouts ($)		All Other Compensation ($)(7)
Joe R. Lee	2001	750,000	947,700	15,865	477,072		249,375	—		568,061
Chairman of the Board and	2000	738,557	1,107,800	28,846	551,698		275,000	—		483,595
Chief Executive Officer	1999	693,750	1,005,900	27,500	252,902		275,000	—		489,629
Bradley D. Blum	2001	500,000	505,400	—	254,409		109,250	—		187,928
Executive Vice President of the	2000	493,461	592,200	745	294,925		140,000	—		165,065
Company and President, Olive Garden	1999	438,845	526,600	830	132,397		124,480	—		139,829
Richard E. Rivera	2001	525,000	469,500	—	236,342		104,500	—		206,749
Executive Vice President of the	2000	525,000	630,000	—	313,750		100,000	—		190,590
Company and President, Red Lobster	1999	504,326	459,500	43,688	115,519		100,000	—		109,400
Blaine Sweatt, III	2001	400,000	290,097	1,538	637,868	(5)	95,000	977,040	(5)	424,501
Executive Vice President of the	2000	391,826	198,423	11,538	98,815		100,000	—		116,418
Company and President, New Business Development	1999	366,826	396,200	—	99,612		110,000	—		186,291
Clarence Otis, Jr.	2001	310,000	270,800	—	136,302		50,350	—		77,260
Senior Vice President and	2000	288,825	245,900	—	441,206	(6)	40,000	—		60,455
Chief Financial Officer	1999	259,807	208,200	—	52,332		35,000	—		50,868

(1)
Except where noted, the amounts relate to vacation cash-in. For Mr. Blum, the 1999 and 2000 amounts relate to tax gross-ups for commissions paid by the Company. For Mr. Rivera, the fiscal 1999 amount relates to tax gross-ups for relocation expenses and non-deductible moving expenses.

(2)
Amounts under this column for fiscal 2001 are based on the closing market price ($25.81) of our common shares on June 20, 2001, the date of grant of fiscal 2001 restricted stock awards under our Management and Professional Incentive Plan. Under the plan, participants must deposit with the Company one personally owned common share of the Company for every two shares of restricted stock awarded. For the restricted stock to vest, a participant's personally owned shares must remain on deposit until the earlier of 100% vesting or three years. Restricted stock immediately vests in the event of a change of control. The number and aggregate value of restricted stock holdings, including the 2001 award (valued at the closing market price of $25.81 on June 20, 2001) and all other awards (valued at the closing market price of $28.90 on May 25, 2001, the last trading day of the fiscal year) total: Mr. Lee, 79,463 shares ($2,239,365); Mr. Blum, 76,029 shares ($2,166,780); Mr. Rivera, 63,143 shares ($1,796,538); Mr. Sweatt, 54,942 shares ($1,511,458); and Mr. Otis, 33,239 shares ($944,289).

(3)
Amounts for fiscal 2000 are based on the closing market price ($15.6875) of our common shares on June 21, 2000, the date of grant for these shares, and amounts for fiscal 1999 are based on the closing market price ($22.0625) of our common shares on June 22, 1999, the date of grant for these shares.

(4)
Under the Management and Professional Incentive Plan, Mr. Lee received restricted stock awards of 11,463 shares in fiscal 1999, 35,168 shares in fiscal 2000, and 18,484 shares in fiscal 2001; Mr. Blum received restricted stock awards of 6,001 shares in fiscal 1999, 18,800 shares in fiscal 2000, and 9,857 shares in fiscal 2001; Mr. Rivera received restricted stock awards of 5,236 shares in fiscal 1999, 20,000 shares in fiscal 2000, and 9,157 shares in fiscal 2001; Mr. Sweatt received restricted stock awards of 4,515 shares in fiscal 1999, 6,299 shares in fiscal 2000, and 5,658 shares in fiscal 2001; and Mr. Otis received restricted stock awards of 2,372 shares in fiscal 1999; 7,806 shares in fiscal 2000, and 5,281 shares in fiscal 2001. All restricted stock awards granted in fiscal 1999 vest three years after the date of grant. All restricted stock awards granted in fiscal 2000 and 2001 vest ten years after the date of grant, except that accelerated vesting may occur for a variable percentage of these shares in each of the first five years following their grant, upon satisfaction of certain performance standards.

(5)
Mr. Sweatt received a special bonus under the Management and Professional Incentive Plan upon the Board of Directors' approval of the Smokey Bones concept for national rollout following a two-year development period. Portions of Mr. Sweatt's annual incentive bonuses for the 2000 and 2001 fiscal years were deferred and placed at risk, to be paid with additional amounts and a grant of restricted stock. Following the Board's approval of the rollout in June 2001, Mr. Sweatt received a bonus of $977,040 and 19,056 shares of restricted stock valued at $491,835 (based on the closing market price of $25.81 of our common shares on the date of grant, June 20, 2001), as included for fiscal 2001 under the captions "LTIP Payouts" and "Restricted Stock Awards," respectively. For further details, see the Compensation Committee Report under the question "What Is the Management and Professional Incentive Plan?"

(6)
Mr. Otis received a one-time restricted stock grant of 20,000 shares related to his promotion to Senior Vice President and Chief Financial Officer. The value of the restricted stock is reported as $318,750 based on the closing market price of $15.9375 on December 16, 1999, the date of grant. The restricted stock vests 25% each year over a four-year period.

(7)
These amounts for fiscal 2001 are allocations under FlexComp, the Company's non-qualified deferred compensation plan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table summarizes awards of stock options during the fiscal year ended May 27, 2001, to the executive officers named in the Summary Compensation Table.

	Individual Grants (1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) (2)
	Number of Securities Underlying Options Granted (#)(3)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Joe R. Lee	249,375	6.96%	15.75	6/21/10	2,470,082	6,259,673
Bradley D. Blum	109,250	3.05%	15.75	6/21/10	1,082,131	2,742,333
Richard E. Rivera	104,500	2.92%	15.75	6/21/10	1,035,082	2,623,101
Blaine Sweatt, III	95,000	2.65%	15.75	6/21/10	940,984	2,384,637
Clarence Otis, Jr.	50,350	1.40%	15.75	6/21/10	498,721	1,263,858

(1)
All options are granted at the fair market value of our common shares on the grant date and generally expire ten years from the grant date. All options become exercisable immediately in the event of a change in control of the Company.

(2)
These assumed values result from prescribed rates of stock price appreciation. The actual value of these option grants is dependent on future performance of our common shares and overall stock market conditions. There is no assurance that the values reflected in this table will be achieved.

(3)
These stock option grants under the 1995 Stock Option and Long-Term Incentive Plan will become exercisable according to the following schedule: 50% on June 21, 2003 and 50% on June 21, 2004.

STOCK OPTION EXERCISES AND HOLDINGS

The following table summarizes the stock option exercises by the executive officers named in the Summary Compensation Table during the fiscal year ended May 27, 2001, and the value of the stock options held by these officers as of May 27, 2001.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)				Value of Unexercised In-the-Money Options at Fiscal Year-End($)(3)
	Shares Acquired on Exercise(#)		Conversion Plan (1)		1995 Plan (2)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable	Exercisable	Unexercisable
Joe R. Lee	175,797	2,221,420	541,358	—	783,263	946,736	23,687,904	11,768,470
Bradley D. Blum	54,336	681,780	94,861	—	196,566	425,396	5,353,746	5,088,256
Richard E. Rivera	—	—	—	—	334,583	399,083	5,654,453	4,993,248
Blaine Sweatt, III	92,706	1,363,467	174,630	—	238,166	356,666	7,502,022	4,430,460
Clarence Otis, Jr.	—	—	—	—	31,054	141,404	590,787	1,723,607

(1)
These options were granted in 1995 as a result of the conversion of stock options granted by General Mills, Inc., our former parent, to the named officers. General Mills options were adjusted so that two-thirds of the aggregate economic value of each stock option grant was retained in adjusted General Mills stock options, and one-third of the aggregate economic value of each stock option grant was converted into newly issued stock options for Company common shares. General Mills stock options retained by the named officers are not reported in this table. The aggregate economic value at the date of conversion of each named officer's stock option grants was neither increased nor decreased as a result of these adjustments, other than small differences due to rounding of whole shares.

(2)
These options were granted under the 1995 Stock Option and Long-Term Incentive Plan.

(3)
The value of all unexercised in-the-money options equals the closing market price of $28.90 on May 25, 2001, the last trading day of the fiscal year, of the shares underlying these options, less the exercise price, multiplied by the number of such options.

EXECUTIVE COMPENSATION

DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN A DEFINED BENEFIT RETIREMENT PLAN?

No. None of our executive officers are currently active participants in qualified retirement plans sponsored by the Company. Until May 1995, however, the Company, then known as General Mills Restaurants, Inc., or "GMRI," was a wholly owned subsidiary of General Mills, Inc., and certain executive officers participated in qualified retirement plans sponsored by GMRI or by General Mills. Mr. Lee participated in GMRI's qualified defined benefit plan until January 1, 1989, and from January 1, 1989 through January 1, 1995, he accrued benefits under the Supplemental Retirement Plan of General Mills. Prior to January 1, 1989, Mr. Sweatt participated in GMRI's qualified defined benefit retirement plan. From January 1, 1989 through May 31, 1994, Mr. Sweatt accrued benefits under the Supplemental Retirement Plan of General Mills.

Following our spin-off from General Mills in May 1995, the GMRI Retirement Income Plan became our Retirement Income Plan (RIP) to be funded from a pension trust maintained by the Company (which has not required funding since the spin-off). Liability under the General Mills Supplemental Retirement Plan was transferred to the Company under a Supplemental Pension Plan (SPP) maintained for this purpose. Under the RIP and SPP, Mr. Lee and Mr. Sweatt will receive estimated annual aggregate benefits at normal retirement (age 65) of $368,448 and $51,935, respectively. These benefits are fixed, because the officers no longer are participating in the plans.

DO ANY OF THE EXECUTIVE OFFICERS HAVE EMPLOYMENT AGREEMENTS?

No. None of our executive officers have employment agreements with the Company.

DOES THE COMPANY HAVE ANY CHANGE-IN-CONTROL ARRANGEMENTS?

Yes. As of May 27, 2001, we had management continuity agreements with fourteen of our executive officers, including all those named in the Summary Compensation Table. The agreements provide for severance payments equal to three times the annual compensation of the officer (determined by then-current base salary plus highest cash bonus award during the preceding three years) and continuation of health and similar benefits for a three-year period if the officer is terminated without Cause or voluntarily terminates employment with Good Reason (as defined in the agreements) within two years after a change of control of the Company. One year's compensation and continuation of benefits is provided if the officer is terminated without Cause more than two years after a change of control, or if he or she elects within thirty days after the first anniversary of the change of control to voluntarily terminate employment. The agreements provide for an initial two year term, and are extended on each annual anniversary date for two years from the anniversary date, unless prior notice is given by the Company that the agreement will not be extended. We also have entered into related trust agreements to provide for payment of amounts under our non-qualified deferred compensation plans, including the non-employee directors' compensation plans, the Management and Professional Incentive Plan, FlexComp and the management continuity agreements. Full funding is required in the event of a change of control.

In addition, stock options, restricted stock and restricted stock units issued under the 1995 Stock Option and Long-Term Incentive Plan and the Stock Option and Long-Term Incentive Conversion Plan all vest in full immediately upon a change of control of the Company, as defined in those plans.

DOES THE COMPANY HAVE SHARE OWNERSHIP GUIDELINES FOR EXECUTIVES?

Yes. In June 1997, we adopted share ownership guidelines for executive management. Under the guidelines, the Chief Executive Officer is to own, within seven years after June 1997, common shares valued at a multiple of four times the CEO's base salary. Other officer guidelines range from a multiple of three times base salary to one-half times base salary, depending on the level of responsibility in the organization.

DOES THE COMPANY PROVIDE INCENTIVES FOR EXECUTIVES TO MEET THEIR SHARE OWNERSHIP GUIDELINES?

Yes. To assist executives in meeting the share ownership guidelines, the Company implemented the 1998 Stock Purchase/Loan Program under the 1995 Stock Option and Long-Term Incentive Plan that provides loans to executives and awards two options for every new share purchased, up to a maximum total share value equal to a designated percentage of the executive's base compensation. The loan is full recourse and interest bearing, with a maximum loan amount of 75% of the value of the stock purchased. All stock purchased is held on deposit with the Company until the loan payment requirements are met. As of May 27, 2001, 72 of our officers have participated in the 1998 Stock Purchase/Loan Program. The program has resulted in the purchase of a total of 227,707 shares by Company officers. The interest rate for a loan under this program is the applicable federal rate for mid-term loans with semi-annual compounding for the month in which the loan originates. As of May 27, 2001, for the executive officers whose indebtedness exceeded $60,000, their maximum outstanding principal balances at any time since the beginning of fiscal year 2001 were: Mr. Lee, $154,291; Mr. Blum, $114,909; and Mr. Rivera, $135,870. The outstanding principal balances of these loans as of May 27, 2001, the last day of fiscal year 2001, and their applicable interest rates were: Mr. Lee, $154,291 at 6.54%; Mr. Blum, $79,839 at 6.54% and $35,070 at 4.66%; and Mr. Rivera, $135,870 at 5.84%.

ARE THERE ANY OTHER RELATIONSHIPS OR RELATED TRANSACTIONS BETWEEN THE COMPANY AND ITS MANAGEMENT?

No. Except as discussed above, there are no other relationships or related transactions between the Company and its directors or executive officers of the type and amount required to be disclosed under applicable SEC rules.

COMPENSATION COMMITTEE REPORT

WHAT IS THE MAKEUP OF THE COMPENSATION COMMITTEE AND WHAT DOES IT DO?

The Compensation Committee of the Board of Directors is composed entirely of independent outside directors. The Committee is responsible for setting and administering the policies that govern both annual compensation and stock ownership programs. The Committee annually certifies corporate performance objectives and evaluates the Company's corporate performance for incentive plans. From time to time the Committee uses independent consultants to provide it with background information to assist it in performing its duties.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE COMPENSATION?

The Company uses cash and stock-based compensation for three purposes:

  •
  to focus executives on short and long-term business strategies;
  •
  to reward individual, business unit and corporate performance; and
  •
  to align executives' interests with those of shareholders.

Ultimately, the goal is to maximize the success of the Company. As detailed in the Summary Compensation Table, a significant portion of the Company's pay for executives is variable and is linked to performance.

WHAT IS THE COMPANY'S GOAL FOR CASH COMPENSATION?

The Company's goal for cash compensation is to pay competitive base salaries, with potential incentive bonuses under the Management and Professional Incentive Plan. If individual and corporate or unit performance is above average compared with the compensation peer group described below, then total cash compensation is intended to be above average within that group. Conversely, if performance is below average compared with the compensation peer group, then total cash compensation is intended to be below average.

The peer group against which compensation and performance are compared is comprised of publicly traded chain restaurant companies with substantial capitalization. Supplemental pay data is obtained from hospitality, retail and other general industry companies.

The compensation peer group is a broader group than the S&P Restaurants Index used in the total shareholder return performance graph at the end of this proxy statement. The S&P Restaurants Index is the only published index for purposes of such comparison, but does not include all appropriate comparable companies for compensation purposes.

The Company also encourages executives to exchange cash compensation for stock-based compensation. This is discussed below under the question "What Are the Components of Stock-Based Compensation?"

HOW ARE BASE SALARY INCREASES FOR EXECUTIVES DETERMINED?

Base salary increases, if any, for executive officers are determined annually by the Committee based on the individual performance of the executive officer and the executive's pay relative to the compensation peer group. The budgeted salary increase for all employees is also considered in determining base salary increases for executive officers.

WHAT IS THE MANAGEMENT AND PROFESSIONAL INCENTIVE PLAN?

Annual incentive awards are granted by the Committee to executive officers under our Management and Professional Incentive Plan (MIP), and are paid in a combination of cash and restricted stock. Awards to key executives are based on the impact of the individual's position on overall corporate results as measured by the position, level and base salary of the individual and the degree to which the individual can affect the results. Awards to executives who also serve as directors are subject to Board approval.

For fiscal 2001, the Company's business plan established targets of 16.8% growth in diluted earnings per share (EPS), 12.52% total return on average capital (ROC) and 7.7% growth in sales. As provided in the MIP, the Committee met on June 20, 2001, to evaluate the Company's performance and determine a corporate rating. This rating is based upon diluted EPS growth, ROC actually achieved, and sales for the 2001 fiscal year compared to the targets approved by the Committee at the inception of the fiscal year. For fiscal 2001, the corporate ratings could range from 0 to 2.0, with a rating of 1.4 if the targets were achieved. With an actual EPS growth of 21.4%, ROC of 13.01% and 8.6% sales growth in fiscal 2001, the Company met the required level of performance for a 1.56 corporate rating, resulting in the cash bonus and restricted stock awards reported in the Summary Compensation Table.

For fiscal 2002, the Committee seeks to encourage continuation of the momentum of significant improvement achieved in fiscal 2001. The fiscal 2002 targets require achievement of aggressive levels of EPS growth, ROC and sales growth.

Under the MIP, the Committee may provide for bonuses for special projects. Such an arrangement was made under the MIP with Mr. Sweatt, one of the executive officers named in the Summary Compensation Table, providing for a special bonus payable in cash and restricted stock in connection with the successful development of the Smokey Bones restaurant concept. During the two-year project period, portions of his annual MIP bonus were deferred and placed at risk, to be paid with additional cash and a grant of restricted stock upon approval by the Board of Directors of the Smokey Bones concept for national rollout, or otherwise forfeited. In June 2001, the Board approved the Smokey Bones concept for national rollout, and as a result, Mr. Sweatt received the special bonus in the amount as set forth in note 5 to the Summary Compensation Table.

WHAT ARE THE COMPONENTS OF STOCK-BASED COMPENSATION?

The Committee and management believe that broad and deep employee share ownership effectively facilitates the building of shareholder wealth and aligns the interests of employees with those of the shareholders. At the end of fiscal 2001, approximately 26% of the Company's outstanding shares were owned either by the Employee Stock Ownership Plan portion of the Darden Savings Plan, or by employees and non-employee members of the Board of Directors, or were subject to options granted to employees and non-employee members of the Board of Directors.

The 1995 Stock Option and Long-Term Incentive Plan (1995 Plan) enables the Company to attract and retain able employees with stock options, restricted stock and restricted stock units. Awards are made to employees, including most restaurant managers and salaried personnel meeting minimum service requirements, who are responsible for the growth and sound development of the business of the Company.

Regular stock options are granted by the Committee to the executive officers and other employees based on their potential impact on corporate results (i.e., the employee's level of responsibility in the organization) and on their individual performance. During the fiscal year ended May 27, 2001, options were granted to a total of 70 officers and 3,440 additional employees under the 1995 Plan. Stock option grants to the Chief Executive Officer and other executive officers are periodically reviewed against option grants made by other large restaurant, hospitality and retail companies in the compensation peer group previously described.

The 1995 Plan permits executives to exchange part of their annual cash incentive payout for a grant of additional stock options. The size of the option grant is based on the amount of the incentive payout being exchanged and the present value of the stock options to be received. Executive officers may elect to exchange a maximum of 50% of their annual cash incentive payout for a grant of stock options.

The 1995 Plan also authorizes the Committee to make awards to selected employees of restricted stock and restricted stock units in an amount up to 1,500,000 of the 22,200,000 shares presently authorized under the plan. The Committee determines the number of shares to be awarded, the length of the restricted period, the purchase price, if any, to be paid by the participant, and whether any other restrictions will be imposed with respect to the awards.

The majority of restricted shares have been and will be granted as part of the stock matching program for participants in the MIP, which requires the participant to place on deposit a specified number of common shares owned for shares of restricted stock awarded. The size of each restricted stock award in that program is equal in value to 15%, 30% or 50% (depending on position level) of the participant's annual cash incentive award.

The Summary Compensation Table summarizes the options and restricted stock awards granted in fiscal 2001 to the five most highly compensated executive officers. Included in the totals are options granted in exchange for annual cash incentive payout.

DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN A DEFINED BENEFIT RETIREMENT PLAN?

No. None of the Company's executive officers currently are active participants in qualified retirement plans sponsored by the Company. Prior to January 1, 1995, certain of the Company's current executive officers participated in defined benefit plans maintained by the Company, then known as General Mills Restaurants, Inc., or its former parent, General Mills, Inc., and will receive benefits under those plans upon retirement, as explained above under "Executive Compensation" in response to the question "Do Executive Officers Currently Participate in a Defined Benefit Retirement Plan?"

WHAT ARE FLEXCOMP BENEFITS?

Currently, the Company's executive officers participate in FlexComp, the Company's non-qualified deferred compensation arrangement. The Company's annual FlexComp contribution equals from 1.5% to 6% (based on Company performance) of the executive's eligible annual earnings. An additional percent of the executive's eligible annual earnings is contributed based on the executive's age and, if applicable, the years of service during which the executive was covered by a qualified retirement plan. After June 25, 2000, new participants receive a FlexComp contribution of 4% per year in place of the prior age and service contributions. FlexComp participants elect to have their FlexComp contributions credited with rates of return based on several investment alternatives. The plan does not have a guaranteed retirement benefit. The annual FlexComp contributions made by the Company for the accounts of the five most highly compensated executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table.

WHAT ARE THE BASES FOR THE CHIEF EXECUTIVE OFFICER'S COMPENSATION?

During fiscal year 2001, the Committee determined the Chief Executive Officer's base salary and stock option grant based on performance and an assessment of competitive market compensation practices for chief executive officers. The Committee met on June 20, 2001, to evaluate the Chief Executive Officer's performance for fiscal 2001, and its evaluation was reported to the independent directors of the Board. For fiscal 2001, the Compensation Committee performance rating for Mr. Lee resulted in a bonus of $947,700. The rating and resulting bonus for Mr. Lee are based on various factors, including the Company having exceeded stated financial targets (i.e., EPS, ROC, sales growth, adjusted debt to adjusted capital ratio, fixed charge coverage ratio, and growth in operating profit), his commitment to service excellence, his success in continuing to strengthen the organizational structure and depth of management talent, and his success in positioning the organization for long-term growth, as evidenced by the Board of Directors' approval of the Smokey Bones concept for national rollout.

ARE THERE LIMITATIONS ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION?

Yes. Unless the conditions specified in the regulations under Section 162(m) of the Internal Revenue Code are met, the Company may not be entitled to deduct, for federal income tax purposes, certain compensation in excess of $1 million per year paid to persons named in the Summary Compensation Table. The Company believes that it meets all requirements for deductibility of executive compensation. The Company will continue to monitor whether its plans require amendment to continue to meet the deductibility requirements of the tax law without compromising the flexibility needed to meet the Company's executive compensation goals.

IS THE COMMITTEE SATISFIED THAT THE COMPANY'S EXECUTIVE COMPENSATION PLANS MEET THE COMPANY'S OBJECTIVES?

Yes. The Compensation Committee is satisfied that the compensation and long-term incentive plans provided to the Chief Executive Officer and the other executive officers are structured and administered to support the Company's business strategy and to create strong linkage and alignment with the long-term best interests of the Company and its shareholders. The Committee will periodically reevaluate these programs to ensure they continue to do so.

WHO PREPARED THIS REPORT?

This report has been furnished by the members of the Compensation Committee:

      Michael D. Rose, Chair
      Daniel B. Burke
      Odie C. Donald
      Maria A. Sastre
      Jack A. Smith
      Rita P. Wilson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICPATION

None of the members of the Compensation Committee have ever served as officers or employees of the Company or any of our subsidiaries or had any relationship with the Company requiring disclosure under applicable SEC regulations.

AUDIT COMMITTEE REPORT AND AUDIT FEES

AUDIT COMMITTEE REPORT

WHO SERVES ON THE AUDIT COMMITTEE AND WHAT DOES IT DO?

The Audit Committee is composed of six non-employee directors, all of whom are independent under the rules of the New York Stock Exchange. The Audit Committee's responsibilities include oversight of the Company's independent auditors and internal auditors as well as oversight of management's conduct in the Company's financial reporting process. The Audit Committee also recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors.

HOW DO THE RESPONSIBILITIES OF MANAGEMENT AND OUR INDEPENDENT AUDITORS DIFFER?

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

WHAT DOCUMENT GOVERNS THE ACTIVITIES OF THE AUDIT COMMITTEE?

The Audit Committee acts under a written charter adopted by the Board of Directors, which sets forth its responsibilities and duties, as well as requirements for the Committee's composition and meetings. A copy of the charter was attached to the proxy statement dated August 8, 2000, for the 2000 Annual Meeting of Shareholders held September 20, 2000.  We will provide you with a copy of the charter upon request directed to the Secretary of the Company at the address shown on page one. The Audit Committee reviews the charter annually and remained in compliance with the charter during fiscal 2001.

WHAT HAS THE AUDIT COMMITTEE DONE WITH REGARD TO THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 27, 2001?

The Audit Committee has:

  •
  reviewed and discussed the audited consolidated financial statements with the Company's management; and
  •
  discussed with KPMG LLP, independent auditors for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

HAS THE AUDIT COMMITTEE CONSIDERED THE INDEPENDENCE OF THE COMPANY'S AUDITORS?

Yes. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP that firm's independence from the Company.

HAS THE AUDIT COMMITTEE MADE A RECOMMENDATION REGARDING THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL 2001?

Yes. Based upon the reviews and discussions with management and the independent auditors described above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 27, 2001 for filing with the SEC.

HAS THE AUDIT COMMITTEE REVIEWED THE FEES PAID TO THE INDEPENDENT AUDITORS DURING FISCAL 2001?

Yes. The Audit Committee has reviewed and discussed the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services, which are set forth below under the caption "Independent Auditor Fees," and has determined that the provision of the non-audit services are compatible with the firm's independence.

WHO PREPARED THIS REPORT?

This report has been furnished by the members of the Audit Committee:

      Jack A. Smith, Chair
      Daniel B. Burke
      Julius Erving, II
      Senator Connie Mack, III
      Hector de J. Ruiz
      Rita P. Wilson

INDEPENDENT AUDITOR FEES

AUDIT FEES.

During fiscal 2001, the aggregate amount of fees billed to us by KPMG LLP for the fiscal 2001 audit and quarterly review services was $310,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

KPMG LLP did not render any services related to financial information systems design and implementation during fiscal 2001.

ALL OTHER FEES.

KPMG LLP rendered other services to us for fiscal 2001 consisting primarily of tax consulting, debt offering assistance, and audits of the Company's employee benefit plans. Aggregate fees billed for these other services rendered by KPMG LLP for fiscal 2001 were $141,800.

SHARE PERFORMANCE GRAPH

This graph compares our total shareholder returns against the Standard & Poor's (S&P) 500 Stock Index, and our industry peer group as measured by the S&P Restaurants Index. The graph assumes that $100 was invested in our common shares and the other indices on May 26, 1996, and that all dividends were reinvested. The companies included in the S&P Restaurants Index, in addition to Darden, were as follows: McDonald's Corporation; Starbucks Corporation; Tricon Global Restaurants, Inc.; and Wendy's International, Inc. The stock prices shown are historical and do not determine future performance.

COMPARISON OF FIVE-YEAR TOTAL RETURN
DARDEN RESTAURANTS, INC., S&P 500 STOCK INDEX
AND S&P RESTAURANTS INDEX

Total Return Index	5/26/96	5/25/97	5/31/98	5/30/99	5/28/00	5/27/01
Darden Restaurants, Inc.	100.00	70.94	133.48	185.20	164.72	253.09
S&P 500	100.00	127.55	166.98	202.10	216.50	203.12
S&P Restaurants Index	100.00	104.35	130.22	161.96	146.98	136.20

GENERAL

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of our common shares to file with the SEC and the New York Stock Exchange reports of ownership and changes in ownership of our common shares. Directors, executive officers and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of these reports furnished to us since the beginning of fiscal year 2001 and written representations that no other reports were required, all Section 16(a) filing requirements applicable to our directors and executive officers and greater-than-ten-percent beneficial owners were satisfied with the exception of: a Form 4 for Mr. Rivera, that was inadvertently filed late in April 2001 regarding a reportable transaction occurring in March 2001; a Form 4 for Mr. Blum, that was inadvertently filed late in July 2001 regarding a reportable transaction occurring in September 1999; a Form 4 for Senator Mack, that was filed in April 2001 and reported an award of restricted stock as restricted stock units, that subsequently was corrected on an amended Form 4 filed in July 2001; a Form 4 for Mr. Smith, that was filed in December 1996 and that omitted the acquisition of phantom stock units, that subsequently was corrected on an amended Form 4 filed in March 1997; and a Form 4 for Mr. Mock, that was filed in July 2000 and that omitted his surrender of shares in connection with tax withholding on the vesting of a stock grant, that was subsequently corrected on an amended Form 4 filed in August 2000.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS.

SEC rules require us to provide an Annual Report to shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended May 27, 2001 (not including exhibits or documents incorporated by reference), are available without charge to shareholders upon written or oral request to Investor Relations, Darden Restaurants, Inc., 5900 Lake Ellenor Drive, Orlando, Florida 32809, phone (407) 245-5510 or via the Internet at www.irinfo@darden.com.

YOUR VOTE IS IMPORTANT!

Please promptly mark, sign, date and return your proxy card in the enclosed envelope or follow the instructions on your card to vote using the Internet or by phone.

    BY ORDER OF THE BOARD OF DIRECTORS

    Paula J. Shives
     Senior Vice President,
    General Counsel and Secretary

    August 15, 2001

Darden Restaurants, Inc.
Annual Meeting of Shareholders
Hyatt Regency Hotel,
Orlando International Airport
9300 Airport Boulevard
Orlando, Florida 32837
11:30 AM Eastern Daylight Savings Time
Thursday, September 20, 2001

You can submit your proxy by mail, by telephone or through the Internet.
Please use only one of the three response methods.

BY MAIL		BY TELEPHONE		THROUGH THE INTERNET

Mark, sign and date your proxy card and return it in the enclosed envelope to: First Union National Bank Attn: Proxy Tabulation NC-1153 P.O. Box 217950 Charlotte, NC 28254-3555	Or
(Available only until 5:00 pm EDST on September 18, 2001)
		Call toll-free 1-888-216-1297 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to enter the control number in the box above; then just follow the simple instructions.	Or
(Available only until 5:00 pm EDST on September 18, 2001)
Access the website at www.proxyvotenow.com/dar to authorize the voting of your shares. You may access the site 24 hours a day, 7 days a week. You will be prompted to enter the control number in the box above; then just follow the simple instructions.

    If you vote by telephone or by Internet, please DO NOT mail back this proxy card.

THANK YOU FOR VOTING!

\*/  \*/

The undersigned hereby appoints Joe R. Lee, Clarence Otis, Jr. and Paula J. Shives, and each of them, as proxies with full power of substitution, to vote all common shares which the undersigned has power to vote at the 2001 Annual Meeting of Shareholders of Darden Restaurants, Inc. to be held at 11:30 am EDST on September 20, 2001 at Orlando, Florida, and at any adjournment thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

Date:	, 2001

(Shareholder(s) Sign Here)
Please sign exactly as name appears. Joint owners should each sign. Executors, administrators, trustees, custodians, etc. should so indicate when signing. If signer is a corporation, please sign full name by duly authorized officer.

\*/  \*/

DARDEN RESTAURANTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ITEMS 1 AND 2.
THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

1.	Election of Directors:	(01) Leonard L. Berry; (02) Bradley D. Blum; (03) Odie C. Donald; (04) Julius Erving, II;
(05) Joe R. Lee; (06) Senator Connie Mack, III; (07) Richard E. Rivera; (08) Michael D. Rose;
(09) Maria A. Sastre; (10) Jack A. Smith; (11) Blaine Sweatt, III; (12) Rita P. Wilson.
/ / FOR all listed nominees / / WITHHOLD AUTHORITY to vote for all listed nominees
/ / FOR all listed nominees EXCEPT the following: (Instruction: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) in the space provided.)

2.	Approval of appointment of KPMG LLP as independent auditor. / / FOR / / AGAINST / / ABSTAIN
Please indicate whether you will attend the 2001 Annual Meeting of Shareholders in Orlando on September 20, 2001.
/ / I plan to attend the annual meeting.   / / I do not plan to attend the annual meeting.

If you vote by telephone or by Internet, please DO NOT mail back this proxy card.

QuickLinks

ABOUT THE MEETING
  WHY DID YOU SEND ME THIS PROXY STATEMENT?
  WHERE AND WHEN IS THE ANNUAL MEETING?
  WHAT AM I VOTING ON?
  HOW DO YOU RECOMMEND THAT I VOTE ON THESE ITEMS?
  WHO IS ENTITLED TO VOTE?
  HOW MANY VOTES DO I HAVE?
  HOW DO I VOTE BY PROXY BEFORE THE MEETING?
  MAY I VOTE AT THE MEETING?
  MAY I CHANGE MY MIND AFTER I VOTE?
  WHAT IF I RETURN MY PROXY CARD OR VOTE BY INTERNET OR PHONE BUT DO NOT SPECIFY HOW I WANT TO VOTE?
  HOW DO I VOTE IF I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN OR EMPLOYEE STOCK PURCHASE PLAN?
  HOW DO I VOTE IF I PARTICIPATE IN THE DARDEN SAVINGS PLAN?
  IF I OWN SHARES IN MY OWN NAME AND NOT THROUGH A COMPANY PLAN, WILL THEY ALSO APPEAR ON MY PROXY CARD?
  HOW DO I VOTE IF MY BROKER HOLDS MY SHARES IN "STREET NAME"?
  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
  WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?
  WHO MAY ATTEND THE MEETING?
  MAY SHAREHOLDERS ASK QUESTIONS AT THE MEETING?
  HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
  HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?
  HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT AUDITORS?
  WHAT IS A "BROKER NON-VOTE"?
  HOW WILL VOTING ON "ANY OTHER BUSINESS" BE CONDUCTED?
  WHO PAYS FOR THE SOLICITATION OF PROXIES?
  HOW CAN I FIND THE VOTING RESULTS OF THE MEETING?
  HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR, OR NOMINATE A DIRECTOR FOR ELECTION AT, NEXT YEAR'S ANNUAL MEETING?
ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES (Item 1 on Proxy Card)
  WHAT IS THE MAKEUP OF THE BOARD OF DIRECTORS AND HOW OFTEN ARE DIRECTORS ELECTED?
  ARE ANY DIRECTORS NOT STANDING FOR RE-ELECTION?
  WHO ARE THIS YEAR'S NOMINEES?
  WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO SERVE?
  HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?
APPROVAL OF AUDITORS (Item 2 on Proxy Card)
  HOW DO YOU RECOMMEND THAT I VOTE ON THIS ITEM?
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
  HOW OFTEN DID THE BOARD MEET IN FISCAL 2001?
  WHAT ARE THE COMMITTEES OF THE BOARD?
  HOW ARE DIRECTORS COMPENSATED?
SHARE OWNERSHIP
  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
  SECURITY OWNERSHIP OF MANAGEMENT
EXECUTIVE COMPENSATION
  SUMMARY COMPENSATION TABLE
  OPTION GRANTS IN LAST FISCAL YEAR
  STOCK OPTION EXERCISES AND HOLDINGS
EXECUTIVE COMPENSATION
  DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN A DEFINED BENEFIT RETIREMENT PLAN?
  DO ANY OF THE EXECUTIVE OFFICERS HAVE EMPLOYMENT AGREEMENTS?
  DOES THE COMPANY HAVE ANY CHANGE-IN-CONTROL ARRANGEMENTS?
  DOES THE COMPANY HAVE SHARE OWNERSHIP GUIDELINES FOR EXECUTIVES?
  DOES THE COMPANY PROVIDE INCENTIVES FOR EXECUTIVES TO MEET THEIR SHARE OWNERSHIP GUIDELINES?
  ARE THERE ANY OTHER RELATIONSHIPS OR RELATED TRANSACTIONS BETWEEN THE COMPANY AND ITS MANAGEMENT?
COMPENSATION COMMITTEE REPORT
  WHAT IS THE MAKEUP OF THE COMPENSATION COMMITTEE AND WHAT DOES IT DO?
  WHAT IS OUR PHILOSOPHY OF EXECUTIVE COMPENSATION?
  WHAT IS THE COMPANY'S GOAL FOR CASH COMPENSATION?
  HOW ARE BASE SALARY INCREASES FOR EXECUTIVES DETERMINED?
  WHAT IS THE MANAGEMENT AND PROFESSIONAL INCENTIVE PLAN?
  WHAT ARE THE COMPONENTS OF STOCK-BASED COMPENSATION?
  DO EXECUTIVE OFFICERS CURRENTLY PARTICIPATE IN A DEFINED BENEFIT RETIREMENT PLAN?
  WHAT ARE FLEXCOMP BENEFITS?
  WHAT ARE THE BASES FOR THE CHIEF EXECUTIVE OFFICER'S COMPENSATION?
  ARE THERE LIMITATIONS ON THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION?
  IS THE COMMITTEE SATISFIED THAT THE COMPANY'S EXECUTIVE COMPENSATION PLANS MEET THE COMPANY'S OBJECTIVES?
  WHO PREPARED THIS REPORT?
  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICPATION
AUDIT COMMITTEE REPORT AND AUDIT FEES
AUDIT COMMITTEE REPORT
  WHO SERVES ON THE AUDIT COMMITTEE AND WHAT DOES IT DO?
  HOW DO THE RESPONSIBILITIES OF MANAGEMENT AND OUR INDEPENDENT AUDITORS DIFFER?
  WHAT DOCUMENT GOVERNS THE ACTIVITIES OF THE AUDIT COMMITTEE?
  WHAT HAS THE AUDIT COMMITTEE DONE WITH REGARD TO THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 27, 2001?
  HAS THE AUDIT COMMITTEE CONSIDERED THE INDEPENDENCE OF THE COMPANY'S AUDITORS?
  HAS THE AUDIT COMMITTEE MADE A RECOMMENDATION REGARDING THE AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL 2001?
  HAS THE AUDIT COMMITTEE REVIEWED THE FEES PAID TO THE INDEPENDENT AUDITORS DURING FISCAL 2001?
  WHO PREPARED THIS REPORT?
INDEPENDENT AUDITOR FEES
  AUDIT FEES.
  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.
  ALL OTHER FEES.
SHARE PERFORMANCE GRAPH
GENERAL
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.
  AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS.
  YOUR VOTE IS IMPORTANT!